Exhibit 10.1

IRREVOCABLE STANDBY LETTER OF CREDIT

Letter of Credit No. 1158

Date of Issuance:        February 28, 2003

Issuer:	Home Federal Bank
225 South Main Avenue
Sioux Falls, SD 57104

To:	Northwestern Services Group, Inc.
4930 South Western Avenue
P. O. Box 88130
Sioux Falls, SD 57109-8130

1.       Home Federal Bank (the “Bank”) hereby establishes in favor of NorthWestern Services Group, Inc. (“NorthWestern”) an Irrevocable Standby Letter of Credit (the “Letter of Credit”) at the request and for the account of Great Plains Ethanol, LLC, a South Dakota limited liability company (“Great Plains”), whereby the Bank, subject to the terms and conditions contained herein, authorizes NorthWestern to draw on it at any time or times before the Expiration Date (as defined below), by its draft (the “Draft”), in the form of Appendix 1 hereto, an amount up to an initial aggregate amount of $1,600,000.00, as set forth on an accompanying certificate (the “Draw Certificate”), in the form of Appendix 2 hereto.

2.       This Letter of Credit shall expire at the close of business on March 1, 2004 (the “Expiration Date”), unless extended.

3.       This Letter of Credit is issued in conjunction with a Natural Gas Distribution Delivery Agreement between NorthWestern and Great Plains dated September 2, 2002 (the “Agreement”), under which Great Plains agreed to transport a minimum quantity of natural gas to its plant at a fixed price for delivery by NorthWestern through a pipeline constructed by NorthWestern to serve the plant and the obligations of Great Plains under the Agreement.

4.       Funds under this Letter of Credit are available to NorthWestern and against its Draft and Draw Certificate, each dated the date of presentation and executed by an officer of NorthWestern, referring to the number of this Letter of Credit and presented at our office at 225 South Main Avenue, Sioux Falls, South Dakota 57104 during normal banking hours on or prior to the Expiration Date or any extension thereof.

5.       This Letter of Credit sets forth in full the terms of our undertaking, and such undertaking shall not in any way be modified or amended, without the consent of the Bank, except as to the completion of the Draft and Draw Certificates referred to herein.

HOME FEDERAL BANK

By	/s/ David A. Brown
Its	David A. Brown/Senior Vice President